UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Under Rule 14a-12

USA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: December 2, 2009

USA Technologies, Inc. Supplement to Proxy Statement dated December 2, 2009

EXPLANATORY NOTE

This Supplement to Proxy Statement (this “Supplement”) supplements the proxy statement of USA Technologies, Inc. (the “Company”) dated October 27, 2009 (the “Proxy Statement”) for our annual meeting of shareholders to be held at 10:00 a.m. on December 15, 2009, at the Chester Valley Golf Club, 430 Swedesford Road, Malvern, Pennsylvania 19355, or any postponement or adjournment thereof (the “Annual Meeting”).

On Friday, October 30, 2009, and following the mailing of the Proxy Statement, Bradley Tirpak, a dissident shareholder, sent to the Company an official notice pursuant to our bylaws stating that he intended to nominate as Class II directors at the Annual Meeting himself, Alan Gotcher and Peter Michel. On November 19, 2009, Bradley Tirpak and Craig Thomas (the “Dissidents”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) pursuant to which the Dissidents intend to conduct a proxy contest to elect their three opposition candidates. On November 30, 2009, the Dissidents filed a definitive proxy statement with the SEC and forwarded, among other things, a proxy statement and proxy card to our shareholders.

Because of the Dissidents’ proxy contest, the Company is required under applicable SEC rules to provide additional disclosure to you in connection with our solicitation of your proxy at the Annual Meeting.

We strongly urge you to vote FOR the nominees proposed by the Board. As set forth in our prior letters to you in connection with our solicitation of proxies, we believe that the Company’s three independent Class II director nominees are more qualified than the three less qualified independent Class II director candidates being proposed by the Dissidents. You can vote for the Board’s nominees via the Internet by following the directions on the enclosed voting instruction form or by signing, dating and returning the WHITE proxy card. We urge you to discard and NOT to return any proxy card sent to you by the Dissidents. If you vote using a proxy card sent to you by the Dissidents, you can subsequently revoke it by using instructions on the enclosed voting instruction form to vote by Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope. Only your last-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

You may access an electronic copy of this Supplement, the Proxy Statement, Notice of Annual Meeting of Shareholders, form of proxy card, and the Annual Report on Form 10-K for the year ended June 30, 2009 at :http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591.

If you have any questions, require assistance with voting your
WHITE proxy card, or need additional copies of the
USA Technologies’ proxy materials, please contact:

105 Madison Avenue
New York, NY 10016

USAT@mackenziepartners.com

(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

Your Vote is important, no matter how many or how few shares you own!

To vote, please sign, date and return the enclosed WHITE proxy card by mailing it in the enclosed pre-addressed, stamped envelope.
We encourage you to disregard and not return any blue
cards that you receive.
You can also vote via the Internet by following the instructions provided on the enclosed voting instruction form.

QUORUM AND REQUIRED VOTE

As disclosed in the Proxy Statement, Directors will be elected by plurality vote. Because the Dissidents are soliciting proxies for three opposition candidates to serve as Class II directors, there will be more nominees than available positions. The three candidates receiving the highest number of “For” votes will be elected. A properly executed proxy marked “Withhold” with respect to a director nominee will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee. As a result, such votes will have no effect on the director election since only votes “For” a nominee will be counted.

If you hold your shares in “street name” but do not provide the firm that holds your shares with specific voting instructions, it may vote your shares only on routine matters but cannot vote on non-routine matters. At the Annual Meeting, and except as stated in the next sentence, all matters to be voted upon at the Annual Meeting will be treated as non-routine matters. Notwithstanding the foregoing, if your shares are held in “street name” and if you are the owner of less than 1,000 shares of Common Stock as of the record date, the firm that holds your shares can vote your shares without your voting instructions solely in connection with the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm.

When a broker votes a client’s shares on some but not all proposals, the missing votes are referred to as “broker non-votes.” The “broker non-votes” will not be counted in determining the number of shares necessary for approval of any matters to be voted upon at the Annual Meeting. The shares represented by those “broker non-votes” will, however, be counted in determining whether or not a quorum is present at the Annual Meeting.

Therefore, if you hold your shares in “street name” but you do not provide voting instructions to the firm that holds your shares, that firm will not be able to vote on your behalf without your specific voting instructions on any matters to be voted upon at the Annual Meeting (unless you owned less than 1,000 shares of Common Stock as of the record date, in which event such firm may vote solely on the selection of McGladrey & Pullen, LLP as the Company’s independent public accounting firm).

If you hold your shares in “street name” and wish to provide voting instructions to the firm that holds your shares regarding any of the proposals, you must provide your voting instructions to such firm no later than 11:59 p.m., Eastern Time, on December 14, 2009. We strongly encourage you to provide your broker, bank or nominee with specific voting instructions to ensure that your shares are properly voted on your behalf. Please vote your shares via the Internet by following the instructions provided on the Company’s Notice of Availability of Proxy Materials or by following the instructions provided on the WHITE voting instruction form and returning your WHITE voting instruction form to your broker to ensure that your shares are voted on your behalf.

COST OF SOLICITATION

We will bear the cost of the solicitation of proxies by the Company. In addition to mail and e-mail, proxies may be solicited personally, by advertisement, via the Internet or by telephone or facsimile, by our directors, officers and other employees without additional compensation or by MacKenzie Partners, Inc. as referred to below. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. As a result of the proxy solicitation by the Dissidents, we retained MacKenzie Partners, Inc. (“MacKenzie”), 105 Madison Avenue, New York, NY 10016, to assist us in the solicitation of proxies and as our advisor for a fee of up to $75,000, plus out-of-pocket expenses. MacKenzie expects that approximately 30 of its employees will assist in the solicitation.

Our expenses related to the solicitation of proxies from shareholders this year will exceed those normally spent for an uncontested election of directors at an annual meeting of shareholders. Such costs are expected to aggregate approximately $400,000. These additional solicitation costs are expected to include the fee payable to our proxy solicitor; fees of outside counsel to advise the Company in connection with a contested solicitation of proxies; public relations advisers; increased mailing costs, such as the costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our common stock, as described above; and possibly the costs of retaining an independent inspector of election. The additional solicitation costs do not include the salaries or wages of Company officers and employees, or the amount of costs normally expended by the Company for a solicitation for an election of directors in the absence of a contest. To date, we have incurred approximately $175,000 of these additional solicitation costs.

ADDITIONAL INFORMATION CONCERNING PERSONS WHO MAY ASSIST IN THE SOLICITATION OF PROXIES BY THE COMPANY

Our Board of Directors and our executive officers may assist the Company in soliciting proxies for the Annual Meeting. The name of each of these persons is listed in the section of the Proxy Statement entitled “Election of Class I Directors,” “Election of Class II Directors,” “Election of Class III Directors” and “Executive Compensation- Executive Officers of the Company.” To the extent that these individuals assist in the Company’s solicitation of proxies, they are considered to be “participants” in the Company’s solicitation under the rules of the SEC. We sometimes refer to these individuals as “Company Representatives” or a “Company Representative” in this section of this Supplement.

Except as otherwise supplemented by the information set forth below, the name and principal occupation of each Company Representative who is a director, director nominee, or executive officer are listed in the sections of the Proxy Statement entitled “Election of Class I Directors,” “Election of Class II Directors,” and “Election of Class III Directors” or “Executive Compensation - Executive Officers of the Company.” Jack E. Price, a director and director nominee, currently serves as President and founder of J. Price & Associates, which provides business and product strategy to emerging companies.

The principal business address for each Company Representative is set forth in the section of the Proxy Statement entitled “Security Ownership by Certain Beneficial Owners and Management”.

The number of shares of the Company’s Common Stock and Series A Convertible Preferred Stock (“Preferred Stock”) directly or indirectly beneficially owned as of September 30, 2009, the record date for the Annual Meeting, by each of the Company Representatives is set forth in the section of the Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.” Except as disclosed in such section, none of the Company Representatives owns any of the Company’s securities of record but not beneficially.

Information Regarding Transactions in Company Securities by the Company and the Company Representatives

Set forth below are purchases and sales during the past two years of the securities of the Company by each Company Representative.

•	On 10/1/2009, the Company issued 30,000 shares of Common Stock to George R. Jensen, Jr. pursuant to his employment agreement.
•	On 7/31/2009, 15,000 shares of Common Stock were issued to Mr. Jensen by the Company in connection with his exercise of subscription rights issued to shareholders in the rights offering.
•
On 7/31/2009, warrants to purchase up to 15,000 shares of Common Stock were issued to Mr. Jensen by the Company in connection with his exercise of his subscription rights issued to shareholders in the rights offering.

•	On 3/22/2009, 11,520 shares of Common Stock previously issued to Mr. Jensen by the Company were cancelled in order to satisfy tax withholding obligations.
•	On 12/30/2008, 40,000 shares of Common Stock issued to Mr. Jensen under the Long-Term Equity Incentive Program were cancelled in order to satisfy tax withholding obligations.
•	On 12/5/2008, Mr. Jensen purchased 10,000 shares of Common Stock on the open market.
•	On 11/13/2008, Mr. Jensen purchased 4,600 shares of Common Stock on the open market.
•	On 10/10/2008, Mr. Jensen exchanged 26,000 shares of Common Stock with his sons for 6,500 shares of Preferred Stock owned by his sons.
•	On 9/22/2008, the Company issued 110,000 shares of Common Stock to Mr. Jensen pursuant to his employment agreement.
•	On 9/3/2008, the Company issued 134,820 shares of Common Stock to Mr. Jensen under the Long-term Equity Incentive Program.
•	On 6/16/2008, Mr. Jensen exchanged 58,000 shares of Common Stock with his son for 29,000 shares of Preferred Stock owned by his son.
•	On 6/16/2008, Mr. Jensen purchased 3,300 shares of Preferred Stock on the open market.
•	On 5/21/2008, Mr. Jensen purchased 1,800 shares of Preferred Stock on the open market.
•	On 5/22/2009, Mr. Jensen purchased 7,900 shares of Preferred Stock on the open market.

•	On 4/1/2008, Mr. Jensen exchanged 50,000 shares of Common Stock with his son for 25,000 shares of Preferred Stock owned by his son.
•	On 1/4/2008, Mr. Jensen purchased 5,000 shares of Common Stock on the open market.
•	On 12/28/2007, Mr. Jensen purchased 5,000 shares of Common Stock on the open market.
•	As of 10/1/2009, the Company issued 9,000 shares of Common Stock to Mr. Herbert pursuant to his employment agreement.
•	On 3/22/2009, 9,433 shares of Common Stock shares previously issued by the Company to Stephen P. Herbert were cancelled in order to satisfy tax withholding obligations.
•	On 12/30/2008, 12,198 shares of Common Stock previously issued to Mr. Herbert under the Long-Term Equity Incentive Program were cancelled in order to satisfy tax withholding obligations.
•	On 9/22/08, the Company issued 85,000 shares of Common Stock to Mr. Herbert pursuant to his employment agreement.
•	On 9/3/2008, the Company issued 40,553 shares of Common Stock shares to Mr. Herbert under the Long-term Equity Incentive Program.
•	On 7/31/2009, 6,874 shares of Common Stock were issued by the Company to Douglas M. Lurio upon his exercise of subscription rights issued to shareholders in the rights offering.
•
On 7/31/2009, warrants to purchase up to 6,874 shares of Common Stock were issued to Douglas M. Lurio in connection with his exercise of subscription rights issued to shareholders in the rights offering.

•	On 7/15/2009, 2,406 shares of Common Stock previously issued by the Company to David M. DeMedio were cancelled in order to satisfy tax withholding obligations.
•	On 3/22/2009, 2,902 shares of Common Stock previously issued by the Company to Mr. DeMedio were cancelled in order to satisfy tax withholding obligations.
•	On 12/30/2008, 4,920 shares of Common Stock previously issued by the Company to Mr. DeMedio under the Long-Term Equity Incentive Program were cancelled in order to satisfy tax withholding obligations.
•	On 9/22/08, the Company issued 25,000 shares of Common Stock to Mr. DeMedio pursuant to his employment agreement.
•	On 9/3/2008, the Company issued 16,356 shares of Common Stock shares to Mr. DeMedio under the Long-term Equity Incentive Program.
•	On 1/4/2008, Mr. DeMedio purchased 2,500 shares of Common Stock on the open market.

Miscellaneous Information Concerning Company Representatives

The section of the Proxy Statement entitled “Certain Relationships And Related Transactions” sets forth all transactions since July 1, 2008 in which the Company was a participant and the amount involved exceeded $120,000, and in which a Company Representative had a direct or indirect material interest.

Except as described in the Proxy Statement, to our knowledge, none of the Company Representatives is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in the Proxy Statement, to our knowledge, no Company Representative or any of his or her associates has entered into any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in the Proxy Statement, no Company Representative has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting (and no other person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected, has any such interest).

Audit Committee

On November 16, 2009, the Board of Directors appointed Steven Katz to serve as a member of the Audit Committee. Pursuant to the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, Mr. Katz will not (other than as a member of the Audit Committee, Board of Directors or any other board committee) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company and is not an affiliated person of the Company or any subsidiary of the Company. The Audit Committee now consists of Messrs. Brooks (Chairman), Van Alen, Barnhart and Katz.

By Order of the Board of Directors,

December 2, 2009	/s/ George R. Jensen, Jr.
GEORGE R. JENSEN, JR.
Chairman and Chief Executive Officer

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

USA TECHNOLOGIES, INC.

To Be Held On:
Tuesday, December 15, 2009, at 10:00 a.m. EST
Chester Valley Golf Club, 430 Swedesford Road, Malvern, PA 19355

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 12/02/09.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591, where the following materials are available for view:

•	Notice of Annual Meeting of Shareholders
•	Proxy Statement
•	Proxy Supplement dated December 2, 2009
•	Form of Electronic Proxy Card
•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You may obtain directions to be able to attend the meeting by contacting the Chester Valley Golf Club at (610) 647-4007 or by accessing their website at www.chestervalleygc.org and clicking on the "Contact Us" link.

MAIL: You may request a card by following the instructions above.
1, 2 & 3. Election of Directors of Classes I, II, and III:			4. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2010.

NOMINEES:	Stephen D. Barnhart Jack E. Price William L. Van Alen, Jr. Steven Katz Joel Brooks George R. Jensen, Jr. Stephen P. Herbert Douglas M. Lurio	Class I Director Class I Director Class II Director Class II Director Class II Director Class III Director Class III Director Class III Director
5. Approval of 2010 Stock Incentive Plan.

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth herein, including all the nominees listed in Items 1, 2 and 3 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies' best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

Please note that you cannot use this notice to vote by mail.

USA TECHNOLOGIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
ANNUAL MEETING OF SHAREHOLDERS - December 15, 2009

As an alternative to completing this form, you may enter your vote instruction via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, revoking all prior proxies, hereby appoint(s) George R. Jensen, Jr., and Stephen P. Herbert, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock and Series A Preferred Stock of USA Technologies, Inc., at the Annual Meeting of Shareholders to be held on December 15, 2009, and at any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

USA TECHNOLOGIES, INC.

December 15, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access  “www.voteproxy.com”  and  follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER
Vote online until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy supplement dated December 2, 2009, proxy card and annual report on Form 10-K are available at – http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591

”	Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.	”

¢20830300000000000000 8	121509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒
		FOR	AGAINST	ABSTAIN
1, 2 & 3. Election of Directors of Classes I, II and III:	4. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2010.	☐	☐	☐

	5. Approval of 2010 Stock Incentive Plan	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)
 Stephen D. Barnhart         Class I Director
 Jack E. Price                       Class I Director
 William L. Van Alen, Jr.   Class II Director
 Steven Katz                       Class II Director
 Joel Brooks                        Class II Director
 George R. Jensen, Jr.        Class III Director
 Stephen P. Herbert           Class III Director
 Douglas M. Lurio             Class III Director

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth herein, including all the nominees listed in Items 1, 2 and 3 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies' best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜	IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

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Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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